EXHIBIT 99.2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Znergy, Inc.

We have audited the accompanying balance sheet of Znergy, Inc. (the “Company”) as of December 31, 2014 and 2013, and the related statements of operations, changes in stockholders’ equity (deficit) and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has an accumulated deficit and working capital deficit and no revenue generating operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are also discussed in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Frazier & Deeter, LLC

Frazier & Deeter, LLC
Tampa, Florida
February 1, 2016

ZNERGY, INC.
BALANCE SHEETS
AS OF DECEMBER 31, 2014 AND 2013

	2014	2013
ASSETS

CURRENT ASSETS
Cash	$-	$-
Total current assets	-	-

Intangible assets	1,845	1,845

TOTAL ASSETS	$1,845	$1,845

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable - related party	$1,923	$1,923
Total current liabilities	1,923	1,923

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
Preferred stock, $.001 par value, 10,000,000 shares authorized,
none issued and outstanding	-	-
Common stock, $0.001 par value, 10,000,000 shares
authorized; 10,000 and 10,000 shares issued and outstanding	10	10
at December 31, 2015 and 2014
Additional paid-in-capital	5,500	3,800
Accumulated deficit	(5,588)	(3,888)
Total stockholders' deficit	(78)	(78)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,845	$1,845

The accompanying notes are an integral part of these financial statements.

ZNERGY, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2014	2013

Revenue	$-	$-

Cost of revenue	-	-

Gross profit	-	-

Selling, general and administrative expenses	1,700	2,600

Loss before income taxes	(1,700)	(2,600)

Provision for (benefit from) income tax	-	-

Net loss	$(1,700)	$(2,600)

Net loss per common share - basic and diluted	$(0.17)	$(0.26)

Weighted average number of shares outstanding during the year - basic and diluted	10,000	10,000

The accompanying notes are an integral part of these financial statements

ZNERGY, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

CASH FLOWS USED IN OPERATING ACTIVITIES:

Net loss	$(1,700)	$(2,600)
Adjustments to reconcile net loss to net cash used in operating activities:
Contributed services	1,700	2,600
Net cash used in operating activities	-	-

CASH FLOWS USED IN INVESTING ACTIVITIES:
Net cash used in investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash provided by financing activities	-	-

INCREASE (DECREASE) IN CASH	-	-

CASH, BEGINNING OF YEAR	-	-

CASH, END OF YEAR	$-	$-

Supplemental Disclosures
Interest paid in cash for the year	$-	$-
Income taxes paid in cash for the year	$-	$-

The accompanying notes are an integral part of these financial statements.

ZNERGY, INC.
STATEMENT OF STOCKHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

					Total
			Additional		Stockholders'
	Common Stock		Paid in	Accumulated	Equity
	Shares	Amount	Capital	Deficit	(Deficit)

Balances, December 31, 2012	10,000	$10	$1,200	$(1,288)	$(78)

Contributed services	-	-	2,600	-	2,600

Net loss	-	-	-	(2,600)	(2,600)

Balances, December 31, 2013	10,000	10	3,800	(3,888)	(78)

Contributed services	-	-	1,700	-	1,700

Net loss	-	-	-	(1,700)	(1,700)

Balances, December 31, 2014	10,000	$10	$5,500	$(5,588)	$(78)

The accompanying notes are an integral part of these financial statements.

ZNERGY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

NOTE 1	NATURE OF OPERATIONS

Znergy, Inc. (the “Company”) was incorporated on February 20, 2012 under the laws of the State of Florida, to pursue business opportunities in the Energy Efficiency (“EE”) market place concentrating on power, lighting and the financing of third party EE projects.  Aside from obtaining a grant of a federally registered trademark on “ZNERGY”, presenting to investors and pursuing business relationships, the Company has been relatively dormant since formation, generating no revenue since inception. On July 2, 2015, Global ITS, Inc., a Wyoming corporation, (“Global”) acquired 100% of the outstanding stock of the Company.  Global was formed in 2015 to pursue projects in the EE marketplace and has existing relationships with potential acquisitions.  The Company remains a wholly owned subsidiary of Global.

On October 26, 2015, Mazzal Holding Corp., a Nevada corporation, (“Mazzal”) entered into a Share Exchange Agreement with Global and the shareholders of Global, pursuant to which Mazzal exchanged 120,000,000 of its common shares for 24,000,000 Global common shares held by Global’s shareholders representing 100% of Global’s outstanding shares and Global became a wholly owned subsidiary of Mazzal.

Mazzal is a real estate development company. The business plan of Mazzal going forward is to operate in two divisions; real estate development under a to be formed subsidiary, and Energy Efficiency under Global ITS.

NOTE 2	SUMMARY OF ACCOUNTING POLICIES

Basis of Accounting Presentation

The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Revenue Recognition

In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. Revenue at the time for services is recognized when the services are rendered.

The Company has not yet generated any revenue.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are reported at their outstanding unpaid principal balances reduced by an allowance for doubtful accounts. The Company estimates doubtful accounts based on historical bad debts, factors related to specific customers’ ability to pay and current economic trends. The Company writes off accounts receivable against the allowance when a balance is determined to be uncollectible.

ZNERGY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

Property, Plant and Equipment

Property, plant and equipment are recorded at cost, less accumulated depreciation. Cost includes the price paid to acquire or construct the asset, including capitalized interest during the construction period, and any expenditures that substantially increase the asset’s value or extends the useful life of an existing asset. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Major repairs and betterments that significantly extend original useful lives or improve productivity are capitalized and depreciated over the periods benefited. Maintenance and repairs are generally expensed as incurred.

Intangible Assets and Long Lived Assets

The Company reviews for impairment of its long-lived assets and certain identifiable intangible assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.  Intangible assets with finite lives are amortized over their estimated useful lives.

Fair value of financial instruments

The Company’s short-term financial instruments consist of accounts payable. The carrying amounts of this financial instrument approximates fair value because of their short-term maturities.  The Company does not hold or issue financial instruments for trading purposes nor does it hold or issue interest rate or leveraged derivative financial instruments. The carrying value of the Company’s long-term debt approximates fair value based on the terms and conditions at which the Company could obtain similar financing.

Income Taxes

In accordance with FASB ASC 740, “Income Taxes” (“ASC 740”), deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change. The Company has recorded a valuation allowance against its deferred tax assets based on the history of losses incurred.

ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions. As of June 30, 2015 and 2014, the Company does not have a liability for any unrecognized tax benefits.

All tax periods from inception remain open to examination by taxing authorities. To date the Company has not filed federal or state income tax returns.

Stock-Based Compensation

The Company records the cost resulting from all share-based transactions in the financial statements. The Company applies a fair-value-based measurement in accounting for share-based payment transactions with employees and when the Company acquires goods or services from non-employees in share-based payment transactions.

ZNERGY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

Basic and Diluted Earnings Per Share

Basic earnings (loss) per share are calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods in which the Company incurs losses, common stock equivalents, if any, are not considered, as their effect would be anti-dilutive.

Recently issued accounting standards

The Company does not believe that any recently issued accounting standards will have a material impact on its financial statements.

NOTE 3	GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business. As reflected in the accompanying financial statements, the Company has an accumulated deficit of $5,588 and a working capital deficit of $1,923 at December 31, 2014. In addition, the Company continues to generate operating losses and negative cash flows from operations and has no revenue producing operations. Management believes these factors raise substantial doubt about the Company’s ability to continue as a going concern.

While management is attempting to execute its strategy, the Company does not have the cash to support the Company’s daily operations and requires significant additional debt or equity financing.  While the Company believes in the viability of its strategy to generate revenue and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon the Company’s ability to obtain additional debt or equity financing, further implement its business plan and generate sufficient revenues to meet its obligations.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

During the next 12 months, the Company expects to raise additional funds through debt or equity financing.

NOTE 4	INTANGIBLE ASSETS

On December 20, 2012 the Company was granted a federally registered trademark for “ZNERGY”.  The cost of applying for and prosecuting this trademark was $1,845 which cost was accounted for as a non-amortizing intangible asset.

NOTE 5	RELATED PARTY TRANSACTIONS

The Company has received advances from its sole director and shareholder in the amount of $1,923.  This balance is outstanding as of December 2014 and 2013.

NOTE 6	STOCKHOLDERS’ (DEFICIT)

Equity

The Company is authorized to issue 1,000,000 shares of Common Stock with no par value.

Since inception until its acquisition by Global the Company issued 10,000 shares of its common stock for services rendered.  The shares were issued at $10.

ZNERGY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

NOTE 7	INCOME TAXES

No provision was made for federal income taxes since the Company has significant net operating losses. At December 31, 2014, the Company had operating loss carryforwards of approximately $78. The net operating loss carry-forwards may be used to reduce taxable income through the year 2034. The principal difference between the net operating loss for book purposes and income tax purposes results from non-cash charges to operations related to common shares issued for services and the amortization of beneficial conversion features that are not currently deductible for income tax purposes. The availability of the Company’s net operating loss carry-forwards are subject to significant limitation if there is more than 50% positive change in the ownership of the Company’s stock.

	2014	2013
Income Tax at Statutory Rate	34%	34%
Effect of Operating Losses	-34%	-34%
	-	-

NOTE 8	SUBSEQUENT EVENTS

On July 2, 2015, Global ITS, Inc., a Wyoming corporation, (“Global”) acquired 100% of the outstanding stock of the Company.  Global was formed in 2015 to pursue projects in the EE marketplace and has existing relationships with potential acquisitions.  The Company remains a wholly owned subsidiary of Global.

On July 7, 2015 the Company entered into a contract with a financing and marketing company specializing in providing a “white-label” platform and program for businesses such as the Company which platform and program facilitates the financing of EE projects for the Company’s prospective clients. The fee for entering this contract was $5,000 which costs was accounted for as an intangible asset.

ZNERGY, INC.
BALANCE SHEETS
As of June 30, 2015 and December 31, 2014
(UNAUDITED)

	June 30,	December 31,
	2015	2014
ASSETS

CURRENT ASSETS
Cash	$-	$-
Total current assets	-	-

Intangible assets	1,845	1,845

TOTAL ASSETS	$1,845	$1,845

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable - related party	$1,923	$1,923
Total current liabilities	1,923	1,923

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
Common stock, no par value, 1,000,000 shares
authorized; 10,000 and 10,000 shares issued and outstanding	10	10
at June 30, 2015 and 2014
Additional paid-in-capital	7,950	5,500
Accumulated deficit	(8,038)	(5,588)
Total stockholders' deficit	(78)	(78)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,845	$1,845

The accompanying notes are an integral part of these financial statements.

ZNERGY, INC.
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS PERIODS ENDING JUNE 30, 2015 AND 2014
(UNAUDITED)

	2015	2014

Revenue	$-	$-

Cost of revenue	-	-

Gross profit	-	-

Selling, general and administrative expenses	2,450	1,050

Loss before income taxes	(2,450)	(1,050)

Provision for (benefit from) income tax	-	-

Net loss	$(2,450)	$(1,050)

Net loss per common share - basic and diluted	$(0.25)	$(0.11)

Weighted average number of shares outstanding
during the year - basic and diluted	10,000	10,000

The accompanying notes are an integral part of these financial statements

ZNERGY, INC.
STATEMENTS OF CASH FLOWS
FOR THE SIX MONTH PERIODS ENDING JUNE 30, 2015 and 2014
(UNAUDITED)

	2015	2014

CASH FLOWS USED IN OPERATING ACTIVITIES:
Net cash used in operating activities	$-	$-

CASH FLOWS USED IN INVESTING ACTIVITIES:
Net cash used in investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash provided by financing activities	-	-

INCREASE (DECREASE) IN CASH	-	-

CASH, BEGINNING OF YEAR	-	-

CASH, END OF YEAR	$-	$-

Supplemental Disclosures

Interest paid in cash for the year	$-	$-
Income taxes paid in cash for the year	$-	$-

The accompanying notes are an integral part of these financial statements.

ZNERGY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015 AND 2014
(UNAUDITED)

NOTE 1	NATURE OF OPERATIONS

Znergy, Inc. (the “Company”) was incorporated on February 20, 2012 under the laws of the State of Florida, to pursue business opportunities in the Energy Efficiency (“EE”) market place concentrating on power, lighting and the financing of third party EE projects.  Aside from obtaining a grant of federally registered trademark on “ZNERGY”, presenting to investors and pursuing business relationships, the Company has been relatively dormant since formation, generating no revenue since inception. On July 2, 2015, Global ITS, Inc., a Wyoming corporation, (“Global”) acquired 100% of the outstanding stock of the Company.  Global was formed in 2015 to pursue projects in the EE marketplace and has existing relationships with potential acquisitions.  The Company remains a wholly owned subsidiary of Global.

On October 26, 2015, Mazzal Holding Corp., a Nevada corporation, (“Mazzal”) entered into a Share Exchange Agreement with Global and the shareholders of Global, pursuant to which Mazzal exchanged 120,000,000 of its common shares for 24,000,000 Global common shares held by Global’s shareholders representing 100% of Global’s outstanding shares and Global became a wholly owned subsidiary of Mazzal.

Mazzal is a real estate development company. The business plan of Mazzal going forward is to operate in two divisions; real estate development under a to be formed subsidiary, and Energy Efficiency under Global ITS.

NOTE 2	BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for interim financial information and Rule 8.03 of Regulation SX.   As such, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (including normal, recurring adjustments) considered necessary for a fair presentation have been included.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Basic and Diluted Earnings Per Share

Basic earnings (loss) per share are calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods in which the Company incurs losses, common stock equivalents, if any, are not considered, as their effect would be anti-dilutive.

Recently issued accounting standards

The Company does not believe that any recently issued accounting standards will have a material impact on its financial statements.

ZNERGY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015 AND 2014
(UNAUDITED)

NOTE 3	GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business. As reflected in the accompanying financial statements, the Company has an accumulated deficit of $8,038 and a working capital deficit of $1,923 at June 30, 2015. In addition, the Company continues to generate operating losses and negative cash flows from operations and has no revenue producing operations. Management believes these factors raise substantial doubt about the Company’s ability to continue as a going concern.

While management is attempting to execute its strategy, the Company does not have the cash to support the Company’s daily operations and requires significant additional debt or equity financing.  While the Company believes in the viability of its strategy to generate revenue and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon the Company’s ability to obtain additional debt or equity financing, further implement its business plan and generate sufficient revenues to meet its obligations.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

During the next 12 months, the Company expects to raise additional funds through debt or equity financing.

NOTE 4	INTANGIBLE ASSETS

On December 20, 2012 the Company was granted a federally registered trademark for “ZNERGY”.  The cost of applying for and prosecuting this trademark was $1,845 which cost was accounted for as an intangible asset.

On July 7, 2015 the Company entered into a contract with a financing and marketing company specializing in providing a “white-label” platform and program for businesses such as the Company which platform and program facilitates the financing of EE projects for the Company’s prospective clients. The fee for entering this contract was $5,000 which costs was accounted for as an intangible asset. Through September 30, 2015, the Company has recorded $1,250 in amortization related to this contract.

NOTE 5	RELATED PARTY TRANSACTIONS

The Company has received advances from its sole director and shareholder in the amount of $1,923.

NOTE 6	STOCKHOLDERS’ (DEFICIT)

The Company is authorized to issue 1,000,000 shares of Common Stock with no par value.

Since inception until its acquisition by Global the Company issued 10,000 shares of its common stock for services rendered.  The shares were issued at $10.